Section 906 Certifications
---------------------------
I, Charles E. Porter, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1.	The Form N-CSR of each of the Funds listed on Attachment A for the period ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR of each of the Funds listed on Attachment A for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: June 19, 2003
----------------------      -------------------
Charles E. Porter, Principal Financial Officer




Section 906 Certifications
---------------------------
I, Karnig H. Durgarian, the principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1.	The Form N-CSR of each of the Funds listed on Attachment A for the period ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR of each of the Funds listed on Attachment A for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Karnig H. Durgarian      Date: June 18, 2003
----------------------      -------------------
Karnig H. Durgarian, Principal Executive Officer




Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1.	The Form N-CSR of each of the Funds listed on Attachment A for the period ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR of each of the Funds listed on Attachment A for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: June 18, 2003
----------------------      -------------------
Steven D. Krichmar, Principal Financial Officer




Attachment A
--------------
002 The Putnam Fund for Growth & Income
004 Putnam Income Fund
005 Putnam Global Equity Fund
008 Putnam Convertible Income-Growth Trust
041 Putnam Global Income Trust
052 Putnam Managed Municipal Income Trust
072 Putnam Master Income Trust
2MI Putnam Tax Smart Equity Fund
840 Putnam Utilities Growth & Income Fund
183 Putnam Municipal Bond Fund
184 Putnam California Investment Grade Municipal Trust
185 Putnam New York Investment Grade Municipal Trust
2IE Putnam Growth Fund
2II Putnam Capital Opportunities Fund
2OV Putnam Mid-Cap Value Fund
582 Putnam Municipal Opportunities Trust